Exhibit 99.1

HDFS Transaction Overview Friday, August 8 , 2025

HDFS TRANSACTION – KEY HIGHLIGHTS: 2 ▪ Our strategic partners have valued the HDFS business at approximately 1.75x post transaction book value ▪ HDFS has agreed to sell a 4.9% common equity interest to investment vehicles managed by KKR and PIMCO (9.8% total stake by strategic partners) ▪ HDFS plans to sell approximately two - thirds of HDFS future retail loan originations at a premium on an annual basis for five years ▪ The transaction unlocks $1.25 billion in discretionary cash, representing approximately 40% of current Harley - Davidson market capitalization 1 ▪ HDFS has agreed to sell over $5 billion of existing gross consumer retail loan receivables and residual interests in securitized consumer loan receivables at a premium ▪ HDFS expects to use a portion of the proceeds to reduce indebtedness to optimize its post transaction capital structure 1 B ased on market data as of 8/4/2025

HDFS: ATTRACTIVE STRUCTURE ACHIEVES OUR OBJECTIVES

H-D Transaction Objectives[1]

1. Illustrate class-leading returns and premium valuation of HDFS as a driver of value for HOG shareholders
2. Deliver a value-enhancing long-term strategic partnership
3. Secure long-term funding optionality that maintains or lowers overall cost of funding
4. Maintain or improve service levels and support across HDFS range of products for customers and dealers

Transaction Outcomes

- ✓ Attractive HDFS valuation at ~1.75x post-transaction book value from sophisticated financial investors
- ✓ Retail loan originations agreement and minority equity investment in HDFS from investment vehicles managed by KKR and PIMCO, two world class asset management firms
- ✓ Sale of existing retail loan receivables, improved future funding options, and reduced leverage creates stable funding mechanism with reduced market exposure
- ✓ Harley-Davidson will retain full control of HDFS with partners providing improved underwriting, pricing and funding capabilities

[1] Transaction objectives as stated on Harley-Davidson's Q1 '25 earnings call

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4 ▪ Reflects a post - transaction HDFS valuation at an attractive premium of ~1.75x Price/Book multiple ▪ Sale of existing retail finance receivables net of related HDFS debt reductions is expected to generate ~$1B of available cash and allow for ~$1.25B distribution to H - D from HDFS ▪ Intend to use available cash for share buyback of $500M, HDI debt reduction of $450M and reinvestment in HDMC ▪ Expect post - transaction HDFS to have significantly increased ROE and double - digit operating income growth starting in ‘27 ▪ Performance driven by organic growth from reduced base of receivables and new loan servicing fees ▪ HDFS operating income expected to be lower in 2026 than pre - transaction operating income on a reduced base of retail receivables ▪ H - D retains full control to preserve HDFS' strategic value to customers, dealers and HDMC Unlocking Value for Harley - Davidson Transforms HDFS into ‘Capital - light’ model ▪ HDFS enters into strategic partnership with KKR & PIMCO ▪ HDFS expects to sell more than $5B of existing retail loan receivables 1 at a premium - to - book value and reduce existing HDFS debt by over $4B netting ~$1B of cash ▪ Expect strategic partners to purchase ~two - thirds of future retail loans originated by HDFS for 5 years at a premium ▪ Strategic partners will pay a fixed servicing fee to HDFS for purchased receivables over life of loan ▪ 1.0% for Prime loans and 2.5% for Sub - prime loans ▪ Sale of 4.9% equity interest to each strategic partner in post - transaction HDFS Transaction highlights current undervaluation of HDFS and HDMC, with aim to unlock value Transaction expected to close in 2H ‘25 1 Includes residual interest in retail finance receivables that were transferred to special purpose entities through on - balance sheet asset - backed securitization transactions.

STRATEGIC PARTNERSHIP OVERVIEW

Sale of Existing Retail Receivables	Amount Sold	• Over $5B of HDFS' retail finance receivables expected to be sold to strategic partners
Sale of Future Retail Receivables	Annual Sale Target	• ~2/3 of HDFS annual retail originations expected to be sold to strategic partners
	Commitment Period	• 5 year minimum
Equity Investment in HDFS	Percent Stake	• 4.9% stake for investment vehicles managed by each strategic partner
	Valuation	• ~1.75x post-transaction book value
	Term and Exit Provision	• HDFS common stock • Exchange right into HOG stock after 7 years
	Governance	• 1 HDFS board observer right for each strategic partner
Ongoing Economics	Servicing Fee	• 1% and 2.5% servicing fee for Prime and Sub-prime retail finance receivables sold to strategic partners, respectively
	Future Retail Originations Premium	• Future sale of retail originations pricing expected to be at a premium

[1] Pricing applies to retail receivables that have not been part of securitization transaction and transferred to special purpose entities.

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TRANSACTION UNLOCKS ~$1.7 BILLION IN VALUE FOR H-D

Sale of Retail Receivables + **Post-Transaction HDFS**

Enables cash distribution

Lower Capital Intensive and Higher Returning Business Mix

Each strategic partner invests capital for 4.9% interest each at 1.75x post-transaction price-to-book (9.8% total stake by partners)

~$1.25 Billion + **~$0.5 Billion[1]**

~$1.7 Billion

Transaction Value Break-Down

- The transaction generates value for H-D on two fronts:
  - Sale of retail receivables: sale of retail back book will unlock cash distributions from HDFS to H-D of ~$1.25 billion
  - Post-Transaction HDFS Valuation: Strategic partners are valuing HDFS at a 1.75x post-transaction book value representing an implied ~$0.5 billion post-transaction equity value[1]
- The two components generate a total transaction value of ~$1.7 billion

[1] Represents the amount of implied post-transaction equity value of HDFS, representing 100% ownership of HDFS.

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EQUITY WALK AND CASH DISTRIBUTION 1 7 Book Value: $0.2bn $1.15bn $0.3bn $1.25bn $0.5bn ▪ Represents 100% of HDFS valuation at 1.75x post - money book value, including two 4.9% minority investments from strategic partners (9.8% total stake by strategic partners) Starting HDFS Equity Less: Expected HDFS Dividend to HDI Implied HDFS Post - Transaction Equity Value Plus: Expected Capital Created through Transaction ▪ Capital created includes: ▪ Post - tax gain on sale ▪ Capital created from the release of the allowance for credit losses associated with the sold retail receivables ▪ Retained HDFS earnings from business operations 1 Financial information is provided for illustrative purposes and is based on HDFS balances as of 6/30/2025. The actual balance s a nd transaction impact will differ based on information as of the transaction close date.

HDFS POST-TRANSACTION SUMMARY

HDFS – Illustrative Financial Summary[1]

Illustrative Impact - Sale of Existing Retail Receivables
$'s in Billions

	Pre-Close (6/30/25)	Transaction Impact	Est. Post-Close (6/30/25)
Assets			
Wholesale Finance Receivables	$1	-	$1
Retail Finance Receivables	$5	($5)[2]	$0
Retail Finance Receivables at ESB[2]	$1	-	$1
Total Finance Receivables	$7	($5)[2]	$2
Liabilities			
Associated Debt and Related Costs[3]	$6	($4)	$2
Net Proceeds		~$1	

[1] Financial information is provided for illustrative purposes and is based on HDFS balances as of 6/30/2025. The actual balances and transaction impact will differ based on information as of the transaction close date.
[2] Sale of HDFS retail receivables will exclude retail receivables held by Eaglemark Savings Bank and certain other retail receivables.
[3] Estimated reduction of HDFS debt related to the retail receivables sold.

HDFS – New Capital-Light Business Profile

- Post-transaction, HDFS is expected to remain well capitalized while strategic partnership materially reduces the capital intensity of HDFS
- Strategic partners agree to purchase existing retail receivables and ~2/3 of future retail loan originations at premium over 5 years
- Credit risk will largely shift from HDFS to investment vehicles managed by KKR and PIMCO
- HDFS will continue to hold:
  - All dealer receivables
  - ~1/3 of future retail originations
- Based on historical level of retail loan originations, the post-transaction HDFS on-balance sheet retail portfolio expected to grow to ~$3B over next several years
- Post-transaction, HDFS operating income will be lower in 2026 due to lower income on receivables sold, partially offset by higher servicing fees
- HDFS expects to continue to develop and grow:
  - H-D Visa and HDFS card products programs
  - H-D Insurance and other protection product programs
  - HDFS International partnerships
  - Wholesale finance and commercial lending

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HDFS EXPECTED TO GROW ASSET - LIGHT OPERATING INCOME OVER TIME AT SIGNIFICANTLY HIGHER ROE Expect significant reduction in HDFS equity vs. no transaction scenario along with long - term capital efficient operating income expected to drive HDFS ROE to nearly double current levels 9 Transaction Expected to Enhance Capital Efficiency of HDFS Balance Sheet… …and Expected to Deliver Long Term Capital Efficient Op. Inc. Growth… HDFS Op. Inc. rebases in 2026 and expected to grow over time; ROE expected to increase to high 20% due to reduction in HDFS equity 2025E HDFS Op. Inc. to include gain from sale and other transaction adjustments 2025E 2026F Long-Term HDFS Op. Inc. Op. Inc. 2H25 Benefit ROE 2025 Equity Post- Transaction Long-Term Decrease in HDFS equity related to sale of receivables and dividend to HDI HDFS equity build to support ~1/3 of annual retail loan originations Source: Consensus estimates, Company filings.

HDFS POST-TRANSACTION BUSINESS MIX

Lending Activities	**Wholesale**	✓ Loans to dealer including floorplan, line of credit and working capital needs ✓ Outside of the transaction perimeter ✓ Spread income
	Retail	✓ New and used motorcycle loans to customers ✓ H-D expects to retain 1/3 of retail originations post-transaction ✓ Mix of spread and fee income
Non-Lending Activities	**NEW: New Fee Income from Partner**	✓ Fixed servicing fee on retail loans purchased by investment vehicles managed by KKR and PIMCO ✓ Applied to back book and future retail originations ✓ Fee income from Strategic Partners
	Value Added Services	✓ Insurance products and co-branded credit card via partnership with US Bank ✓ Outside of the transaction perimeter ✓ Fee income

Post-Transaction Business Mix

- HDFS will continue with its product offering from before the transaction: retail and wholesale loans, and non-interest services
  - For retail loans, H-D will continue to originate 1/3 of the loans
  - Strategic partners agree to purchase existing retail receivables and ~2/3 of future retail loan originations at premium over 5 years
- The strategic partners will pay a servicing fee to H-D for the retail loans they acquire and will acquire in the future
  - 1% and 2.5% servicing fee for Prime and Sub-prime retail finance receivables

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STRATEGIC PARTNERS WITH DEEP EXPERTISE AND STRONG TRACK RECORD 11 Agreed to acquire part of the loan book from Goldman Sachs’ GreenSky platform, which offers point - of - sale lending solutions for merchants and consumers focused on home improvement Partner Overview Relevant Experience ▪ Established in 1971, PIMCO is a registered investment adviser based in Newport Beach, CA ▪ Global leader in active fixed - income with deep expertise across public and private markets, overseeing more than $2 trillion in assets ▪ Supported by 24 global offices and more than 3,000 employees Acquired an undisclosed stake in Cardworks, one of the largest managers and servicers of credit card and installment loan products, a top 20 credit card issuer and a top 10 merchant acquirer in the U.S. ▪ Leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions ▪ Manages over $664 billion in AUM across multiple sectors and geographies ▪ Leading credit platform managing over $254 billion in credit assets across public and private strategies Acquired a portfolio of prime student loans from Discover Financial Services at approximately $10.1bn (together with Carlyle) Agreed to acquire part of the loan book from Goldman Sachs’ GreenSky platform, which offers point - of - sale lending solutions for merchants and consumers focused on home improvement

HDFS TRANSACTION EXPECTED TO PROVIDE CASH FOR STRATEGIC CAPITAL ALLOCATION 12 ▪ HDFS transaction is expected to generate ~$1B of available cash and allow for ~$1.25B distribution to H - D from HDFS ▪ Will support Harley - Davidson’s capital allocation priorities ▪ Cash is expected to be used for: $500M of s hare repurchases post transaction close ~$450 million of debt reduction to support HDMC through cycle net leverage target of 1.0x - 1.5x Investment in HDMC and organic g rowth i nitiatives

FORWARD LOOKING STATEMENTS

Cautionary Note Regarding Forward-Looking Statements

The Company intends that certain matters discussed in this presentation are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by reference to this footnote or because the context of the statement will include words such as the Company "believes," "anticipates," "expects," "plans," "projects," "may," "will," "estimates," "targets," "intends," "forecasts," "seeks," "sees," "should," "feels," "commits," "assumes," "envisions," or words of similar meaning. Similarly, statements that describe or refer to future expectations, future plans, strategies, objectives, outlooks, targets, guidance, commitments or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, unfavorably or favorably, from those anticipated as of the date of this presentation. Certain of such risks and uncertainties are described below. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this presentation are only made as of the date of this presentation, and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the Company's ability to: (a) execute its business plans and strategies, including without limitation the Hardwire strategic plan, each of the pillars, and the evolution of LiveWire as a standalone brand; (b) manage supply chain and logistics issues, including without limitation quality issues, unexpected interruptions or price increases caused by supplier volatility, raw material shortages, inflation, war or other hostilities, including the conflict in Ukraine, or natural disasters and longer shipping times and increased logistics costs; (c) manage and predict the impact that new, reinstated or adjusted tariffs may have on the Company's ability to sell products domestically and internationally, and the cost of raw materials and components, including tariffs recently imposed or that may be imposed by the U.S. on foreign goods or rebalancing or other tariffs recently imposed or that may be imposed by foreign countries on U.S. goods; (d) accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; (e) accurately predict the margins of its segments in light of, among other things, tariffs, rebalancing trade measures, inflation, foreign currency exchange rates, the cost associated with product development initiatives and the Company's complex global supply chain; (f) maintain and enhance the value of the Harley-Davidson brand, including detecting and mitigating or remediating the impact of activist collective actions, such as calls for boycotts and other brand-damaging behaviors that could harm the Company's brand or business; (g) manage through changes in general economic and business conditions, including changing capital, credit and retail markets, and the changing domestic and international political environments, including as a result of the conflict in Ukraine; (h) successfully access the capital and/or credit markets on terms that are acceptable to the Company and within its expectations; (i) successfully carry out its global manufacturing and assembly operations; (j) develop and introduce products, services and experiences on a timely basis that the market accepts, that enable the Company to generate desired sales levels and that provide the desired financial returns, including successfully implementing and executing plans to strengthen and grow its leadership position in Grand American Touring, large Cruiser and Trike, and grow its complementary businesses; (k) perform in a manner that enables the Company to benefit from market opportunities while competing against existing and new competitors; (l) manage the impact that prices for and supply of used motorcycles may have on its business, including on retail sales of new motorcycles; (m) prevent, detect and remediate any issues with its motorcycles, or any issues associated with the manufacturing processes to avoid delays in new model launches, recall campaigns, regulatory agency investigations, increased warranty costs or litigation and adverse effects on its reputation and brand strength, and carry out any product programs or recalls within expected costs and timing; (n) successfully manage and reduce costs throughout the business; (o) continue to develop the capabilities of its distributors and dealers, effectively implement changes relating to its dealers and distribution methods, including the Company's dealer footprint, and manage the risks that its dealers may have difficulty obtaining capital and managing through changing economic conditions and consumer demand; (p) realize the expected business benefits from LiveWire operating as a separate public company, which may be affected by, among other things: (i) the ability of LiveWire to execute its plans to develop, produce, market and sell its electric vehicles; (ii) the demand for and consumer willingness to adopt two- and three-wheeled electric vehicles; and (iii) other risks and uncertainties indicated in documents filed with the SEC by the Company or LiveWire Group, Inc., including those risks and uncertainties noted in Risk Factors under Item 1.A of LiveWire Group Inc.'s most recent Annual Report on Form 10-K; (q) manage the quality and regulatory non-compliance issues relating to the brake hose assemblies provided to the Company by Proterial Cable America, Inc. in a manner that avoids future quality or non-compliance issues and additional costs or recall expenses that are material; (r) maintain a productive relationship with Hero MotoCorp as a distributor and licensee of the Harley-Davidson brand name; (s) successfully maintain or achieve a manner in which to sell motorcycles in Europe, China, and the Company's Association of Southeast Asian Nations (ASEAN) countries that does not subject its motorcycles to incremental tariffs; (t) manage its Thailand corporate and manufacturing operation in a manner that allows the Company to avail itself of preferential free trade agreements and duty rates, and sufficiently lower prices of its motorcycles in certain markets; (u) retain and attract talented employees and leadership and qualified and experienced independent directors for its Board of Directors, eliminate personnel duplication, inefficiencies and complexity throughout the organization, and successfully complete transitions of executives, including the Company's upcoming CEO transition; (v) accurately estimate and adjust to fluctuations in foreign currency exchange rates, interest rates and commodity prices; (w) manage the credit quality, the loan servicing and collection activities, and the recovery rates of Harley-Davidson Financial Services' loan portfolio; (x) prevent a ransomware attack or cybersecurity incidents and data privacy breaches and respond to related evolving regulatory requirements; (y) adjust to tax reform, healthcare inflation and reform and pension reform, and successfully estimate the impact of any such reform on the Company's business; (z) manage through the effects inconsistent and unpredictable weather patterns may have on retail sales of motorcycles; (aa) implement and manage enterprise-wide information technology systems, including systems at its manufacturing facilities; (bb) manage changes, prepare for, and respond to evolving requirements in legislative and regulatory environments related to its products, services and operations, including increased environmental, safety, emissions or other regulations; (cc) manage its exposure to product liability claims in a manner that avoids or successfully mitigates the impact of substantial jury verdicts and manage exposure in commercial or contractual disputes; (dd) continue to manage the relationships and agreements that the Company has with its labor unions to help drive long-term competitiveness; (ee) enter into and close third-party investment(s) in HDFS in a manner consistent with the Company's objectives and that does not adversely affect its business; (ff) manage risks related to outsourced functions and use of artificial intelligence; (gg) achieve anticipated results with respect to the Company's preowned motorcycle program, Harley-Davidson Certified, the Company's H-D1 Marketplace, and Apparel and Licensing; (hh) optimize capital allocation in light of the Company's capital allocation priorities; (ii) manage the Company's share repurchase strategy; and (jj) manage issues related to climate change and related regulations.

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FORWARD LOOKING STATEMENTS CONTINUED

The Company's ability to sell its motorcycles and related products and services and to meet its financial expectations also depends on the ability of the Company's dealers to sell its motorcycles and related products and services to retail customers. The Company depends on the capability and financial capacity of its dealers to develop and implement effective retail sales plans to create demand for the motorcycles and related products and services they purchase from the Company. In addition, the Company's dealers and distributors may experience difficulties in operating their businesses and selling Harley-Davidson motorcycles and related products and services as a result of weather, economic conditions, or other factors.

HDFS' retail credit losses have normalized in recent quarters to higher levels after a period of historically low levels of credit losses. Further, the Company believes that HDFS's retail credit losses will continue to change over time due to changing consumer credit behavior, macroeconomic conditions, including the impact of inflation and HDFS's efforts to increase prudently structured loan approvals to sub-prime borrowers. In addition, HDFS's efforts to adjust underwriting criteria based on market and economic conditions and the actions that the Company has taken and could take that impact motorcycle values may impact HDFS's retail credit losses.

The Company's operations, demand for its products, and its liquidity could be adversely impacted by changes in tariffs, inflation, work stoppages, facility closures, strikes, natural causes, widespread infectious disease, terrorism, war or other hostilities, including the conflict in Ukraine, or other factors. Refer to Risk Factors under Item 1.A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025 and applicable updates under Item 1.A of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 6, 2025 for a discussion of additional risk factors and a more complete discussion of some of the cautionary statements noted above.

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